UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 20, 2024, AppLovin Corporation (the “Company”) issued a press release announcing the launch of an underwritten public offering of senior notes pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “Offering”).

On November 20, 2024, the Company issued a press release announcing the pricing of the Offering, which consisted of $1,000 million aggregate principal amount of 5.125% Senior Notes due 2029 (the “2029 Notes”), $1,000 million aggregate principal amount of 5.375% Senior Notes due 2031 (the “2031 Notes”), $1,000 million aggregate principal amount of 5.500% Senior Notes due 2034 (the “2034 Notes”) and $550 million aggregate principal amount of 5.950% Senior Notes due 2054 (the “2054 Notes” and, collectively with the 2029 Notes, the 2031 Notes and the 2034 Notes, the “Notes”). The Company intends to use the net proceeds of the Offering to repay in full its senior secured term loan facility due 2028 and its senior secured term loan facility due 2030 and, to the extent of any remaining net proceeds, for general corporate purposes. The Offering is expected to close on December 5, 2024, subject to customary closing conditions. A copy of the press releases relating to the launch and pricing of the Offering is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a prospectus supplement and accompanying base prospectus. This Current Report on Form 8-K does not constitute a notice of repayment of outstanding indebtedness.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the timing of the closing of the Offering and the anticipated use of proceeds of the Offering. These forward-looking statements are subject to risks and uncertainties, including risks and uncertainties associated with negotiating with third parties, as well as the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023, our Quarterly Reports on Form 10-Q for the periods ended March 31, 2024, June 30, 2024 and September 30, 2024. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 20, 2024.

99.2	Press Release, dated November 20, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: November 20, 2024	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer